                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                    FILED BY A PARTY OTHER
                                               THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                      MFS Government Markets Income Trust
                          MFS Multimarket Income Trust
                           MFS Municipal Income Trust
                            MFS Special Value Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total Fee Paid:

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount previously paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

--------------------------------------------------------------------------------

                    MFS(R) GOVERNMENT MARKETS INCOME TRUST
                       MFS(R) MULTIMARKET INCOME TRUST
                        MFS(R) MUNICIPAL INCOME TRUST
                          MFS(R) SPECIAL VALUE TRUST
               500 Boylston Street, Boston, Massachusetts 02116

              Notice of the 2003 Annual Meetings of Shareholders
                        To be held on October 7, 2003

The 2003 Annual Meeting of Shareholders of each of the above referenced trusts (each a "Trust" and collectively the "Trusts") will be held at 500 Boylston Street, Boston, Massachusetts, at 9:30 a.m. on Tuesday, October 7, 2003, for the following purposes:

ITEM 1. To elect John W. Ballen, William J. Poorvu, J. Dale Sherratt and Ward Smith as Trustees of each Trust;

ITEM 2. To ratify the selection of each Trust's auditor as the independent public accountants to be employed by the Trust for the current fiscal year; and

ITEM 3. To transact such other business as may properly come before the Meeting and any adjournments thereof.

Each Trust will hold a separate meeting. Shareholders of each Trust will vote separately on each item.

  THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF ALL ITEMS.

Only a Trust's shareholders of record on August 1, 2003 will be entitled to vote at that Trust's Annual Meeting of Shareholders.

                                         STEPHEN E. CAVAN, Secretary and Clerk

August 18, 2003

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                    MFS(R) GOVERNMENT MARKETS INCOME TRUST
                       MFS(R) MULTIMARKET INCOME TRUST
                        MFS(R) MUNICIPAL INCOME TRUST
                          MFS(R) SPECIAL VALUE TRUST

                               Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS Government Markets Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust, and MFS Special Value Trust (each a "Trust" and collectively the "Trusts") to be used at the 2003 Annual Meeting of Shareholders of each Trust (each a "Meeting") to be held at 9:30 a.m. on October 7, 2003, at 500 Boylston Street, Boston, Massachusetts, for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, Management Information Services Corporation ("MIS"), 60 Research Road, Hingham, Massachusetts 02043, or delivered at a Meeting. On August 1, 2003, the following number of shares were outstanding for each
Trust:

                                            # OF COMMON        # OF PREFERRED
                TRUST                   SHARES OUTSTANDING   SHARES OUTSTANDING
-------------------------------------------------------------------------------
MFS Government Markets Income Trust        63,046,686.08             N/A
MFS Multimarket Income Trust               90,140,460.04             N/A
MFS Municipal Income Trust                 39,767,687.51          5,600.00
MFS Special Value Trust                     6,896,035.20             N/A

Shareholders of record at the close of business on August 1, 2003, will be entitled to one vote for each share held. Each Trust will vote separately on each item; votes of multiple Trusts will not be aggregated.

The mailing address of each Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about August 18, 2003. A copy of each Trust's most recent annual report and semi-annual report may be obtained without charge by contacting MFS Service Center, Inc., each Trust's transfer and shareholder servicing agent (the "Shareholder Servicing Agent"), P.O. Box 2281, Boston, MA 02107-9906, or by telephone toll-free at
(800) 637-2304.

ITEM 1 -- ELECTION OF TRUSTEES
The Board of Trustees which oversees each Trust provides broad supervision over the affairs of each Trust. Massachusetts Financial Services Company ("MFS" or the "Adviser"), each Trust's investment adviser and administrator, is responsible for the investment management of each Trust's assets and for providing a variety of other administrative services to each Trust. The officers of each Trust are responsible for its operations.

Under the provisions of each Trust's Declaration of Trust, the Trustees are divided into three classes, each having a term of three years. It is intended that proxies not limited to the contrary will be voted in favor of electing John W. Ballen, William J. Poorvu, J. Dale Sherratt and Ward Smith as Trustees of the class whose term will expire at the 2006 Annual Meeting of Shareholders (or special meeting in lieu thereof) of each Trust. Under the terms of each Trust's retirement policy, the Trustees have a mandatory retirement age. Mr. Smith will retire in accordance with this policy on December 31, 2005. Messrs. Ballen, Poorvu, Sherratt and Smith presently are Trustees of each Trust. If, before the election, any nominee refuses or is unable to serve, proxies will be voted for a replacement nominee designated by each Trust's current Trustees.

In the case of MFS Municipal Income Trust, only holders of the Trust's preferred shares are entitled to vote for Mr. Ives and Ms. Smith in routine Trustee elections. Holders of the Trust's common and preferred shares, voting together as a single class, are entitled to vote for all of the remaining nominees. Neither Mr. Ives nor Ms. Smith is standing for election this year.

The following table presents certain information regarding the Trustees of each Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. An asterisk beside a Trustee's name indicates that he or she is an "interested person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of MFS and has been affiliated with MFS for more than five years, unless otherwise indicated.

                                    POSITION(s) HELD         TRUSTEE          TERM            PRINCIPAL OCCUPATIONS & OTHER
      NAME, DATE OF BIRTH              WITH TRUST            SINCE(1)       EXPIRING   DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
Jeffrey L. Shames*                Chairman               October 1993         2005     Massachusetts Financial Services Company,
(born 06/02/55)                                                                        Chairman
-----------------------------------------------------------------------------------------------------------------------------------
John W. Ballen*                   Trustee                August 2001          2003     Massachusetts Financial Services Company,
(born 09/12/59)                                                                        Chief Executive Officer and Director
-----------------------------------------------------------------------------------------------------------------------------------
Kevin R. Parke*                   Trustee                January 2002         2004     Massachusetts Financial Services Company,
(born 12/14/59)                                                                        Chief Investment Officer, President and
                                                                                       Director

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Lawrence H. Cohn, M.D.            Trustee                August 1993          2004     Brigham and Women's Hospital, Chief of
(born 03/11/37)                                                                        Cardiac Surgery; Harvard Medical School,
                                                                                       Professor of Surgery

-----------------------------------------------------------------------------------------------------------------------------------
William R. Gutow                  Trustee                July 1994            2005     Private investor and real estate consultant;
(born 09/27/41)                                                                        Capitol Entertainment Management Company
                                                                                       (video franchise), Vice Chairman
-----------------------------------------------------------------------------------------------------------------------------------
J. Atwood Ives                    Trustee                February 1992        2005     Private investor; KeySpan Corporation
(born 05/01/36)                                                                        (energy related services), Director; Eastern
                                                                                       Enterprises (diversified services company),
                                                                                       Chairman, Trustee and Chief Executive
                                                                                       Officer (until November 2000)
-----------------------------------------------------------------------------------------------------------------------------------
Abby M. O'Neill                   Trustee                October 1992         2005(3)  Private investor; Rockefeller Financial
(born 04/27/28)                                                                        Services, Inc. (investment advisers),
                                                                                       Chairman and Chief Executive Officer

-----------------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera                Trustee                July 1981            2004     Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
-----------------------------------------------------------------------------------------------------------------------------------
William J. Poorvu                 Trustee                August 1982          2003     Private Investor; Harvard University
(born 04/10/35)                                                                        Graduate School of Business Administration,
                                                                                       Class of 1961; Adjunct Professor in
                                                                                       Enterpreneurship Emeritus; CBL & Associates
                                                                                       Properties, Inc. (real estate investment
                                                                                       trust), Director

-----------------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt                  Trustee                August 1993          2003     Insight Resources, Inc. (acquisition
(born 09/23/38)                                                                        planning specialists), President; Wellfleet
                                                                                       Investments (investor in health care
                                                                                       companies), Managing General Partner (since
                                                                                       1993); Cambridge Nutraceuticals
                                                                                       (professional nutritional products), Chief
                                                                                       Executive Officer (until May 2001)

-----------------------------------------------------------------------------------------------------------------------------------
Elaine R. Smith                   Trustee                February 1992        2004     Independent health care industry consultant
(born 04/25/46)
-----------------------------------------------------------------------------------------------------------------------------------
Ward Smith                        Trustee                October 1992         2003     Private investor
(born 09/13/30)

----------
(1) Date first appointed to serve as Trustee of an MFS fund. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").

(3) Ms. O'Neill will retire in accordance with each Trust's retirement policy on December 31, 2003.
  * "Interested person" of MFS within the meaning of the 1940 Act.

Messrs. Shames, Ballen and Parke hold comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Each Trustee serves as a board member of 112 MFS funds within the MFS Family of Funds. The address of each Trustee is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

Information about the executive officers of each Trust, share ownership, the identity of certain persons holding 5% or more of each Trust's outstanding shares, Trustee compensation, and Board and Committee meetings appears under "Trust Information" beginning on page 6.

REQUIRED VOTE. For MFS Government Markets Income Trust, MFS Multimarket Income Trust and MFS Special Value Trust, approval of this matter as to any nominee will require the affirmative vote of a plurality of a Trust's outstanding shares voting at the Meeting in person or by proxy.

For MFS Municipal Income Trust, approval of this proposal as to any nominee will require the affirmative vote of a plurality of the outstanding preferred and common shares of the Trust, voting together as a single class, at the Meeting in person or by proxy.

ITEM 2 -- RATIFICATION OF SELECTION OF ACCOUNTANTS
It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of each Trust, of the following auditors (each an "Auditor") under section 32(a) of the 1940 Act as independent public accountants of a Trust for the current fiscal year.

             TRUST                          AUDITOR             FISCAL YEAR END
-------------------------------------------------------------------------------
MFS Government Markets Income Trust   Deloitte & Touche LLP        November 30
                                        ("Deloitte")
MFS Multimarket Income Trust          Ernst & Young LLP            October 31
                                        ("Ernst & Young")
MFS Municipal Income Trust            Deloitte                     October 31
MFS Special Value Trust               Ernst & Young                October 31

No Auditor has a direct or material indirect interest in a Trust.

Representatives of the applicable Auditor are expected to be present at each Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives also are expected to be available to respond to appropriate questions.

The Audit Committee of the Board of Trustees of each Trust issued the following report concerning the financial statements for each Trust's most recent fiscal year.

    The Audit Committee reviewed and discussed the audited financial statements with Trust management. The Audit Committee also discussed with the Auditor the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). The Audit Committee received the written disclosures and the letter from the Auditor required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the Auditor its independence.

    Based on this review and these discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Trust's annual report to shareholders for the Trust's 2002 fiscal year for filing with the Securities and Exchange Commission.

                                                  William R. Gutow
                                                  J. Atwood Ives
                                                  William J. Poorvu
                                                  J. Dale Sherratt
                                                  Ward Smith

The following table sets forth the aggregate fees paid to each Auditor (or certain of its affiliates) for each Trust's 2002 fiscal year, for professional services rendered for: (i) the audit of the Trust's financial statements for that fiscal year; (ii) the audits of the annual financial statements for all funds in the MFS fund complex audited by the Auditor; (iii) financial information systems design and implementation services to the Trust, MFS and any entity controlling, controlled by or under common control with MFS that provides services to the Trust (including MFS Service Center, Inc.); and (iv) all other services (other than the foregoing services) to the Trust, MFS, and any entity controlling, controlled by or under common control with MFS that provides services to the Trust. The Audit Committee of each Trust considered whether the provision of information technology services and of non-audit services by the Auditor is compatible with the maintenance of that firm's independence.

                                                                                                  FINANCIAL         ALL OTHER FEES
                                                                                                 INFORMATION       (OTHER THANFEES
                                                                                              SYSTEMS DESIGN AND      LISTED IN
                                                                                                IMPLEMENTATION    ADJOINING COLUMNS)
                                                                                               FEES PAID BY THE   PAID BY THE TRUST,
                                                                           AGGREGATE AUDIT    TRUST, MFS AND MFS     MFS AND MFS
                                                      AUDIT FEES PAID BY   FEES PAID BY ALL    RELATED ENTITIES    RELATED ENTITIES
                                                      THE TRUST FOR ITS    FUNDS IN THE MFS      THAT PROVIDE        THAT PROVIDE
                                                      MOST RECENT FISCAL  COMPLEX AUDITED BY   SERVICES TO THE     SERVICES TO THE
      TRUST             AUDITOR     FISCAL YEAR END          YEAR            THE AUDITOR            TRUST               TRUST
-----------------  -------------  ------------------- ------------------  ------------------  ------------------  ------------------
MFS Government
Markets Income
Trust              Deloitte        November 30             $34,700            $3,010,490           $206,050            $666,711
MFS Multimarket
Income Trust       Ernst & Young   October 31              $38,000            $1,373,300           $      0            $129,775
MFS Municipal
Income Trust       Deloitte        October 31              $29,700            $3,039,065           $206,050            $685,311
MFS Special Value
Trust              Ernst & Young   October 31              $34,000            $1,373,300           $      0            $129,775

REQUIRED VOTE. For MFS Government Markets Income Trust, MFS Multimarket Income Trust and MFS Special Value Trust, ratification of this matter will require the affirmative vote of a majority of a Trust's outstanding shares voting at the Meeting on this matter in person or by proxy.

For MFS Municipal Income Trust, ratification of this matter will require the affirmative vote of a majority of the Trust's outstanding preferred and common shares, voting together as a single class, which are voted at the Meeting on this matter in person or by proxy.

TRUST INFORMATION
This section provides certain information about each Trust, including information about executive officers, share ownership, the identity of certain persons holding 5% or more of the outstanding shares of each Trust, Trustee compensation, and Board and Committee meetings.

EXECUTIVE OFFICERS
The following table provides information about the executive officers of each Trust including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

                                   POSITION(s) HELD           OFFICER             PRINCIPAL OCCUPATIONS & OTHER
                                    WITH THE TRUST           SINCE(1)       DIRECTORSHIPS(2) DURING THE PAST FIVE
     NAME, DATE OF BIRTH                                                                      YEARS
----------------------------------------------------------------------------------------------------------------------

OFFICERS
John W. Ballen                  President                August 2001        Massachusetts Financial Services Company,
(born 09/01/59)                                                             Chief Executive Officer and Director

----------------------------------------------------------------------------------------------------------------------
James R. Bordewick, Jr.         Assistant Secretary      September 1990     Massachusetts Financial Services Company,
(born 03/06/59)                 and Assistant Clerk                         Senior Vice President and Associate
                                                                            General Counsel
----------------------------------------------------------------------------------------------------------------------
Stephen E. Cavan                Secretary and Clerk      December 1989      Massachusetts Financial Services Company,
(born 11/06/53)                                                             Senior Vice President, General Counsel and
                                                                            Secretary

----------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto            Assistant Treasurer      April 2003         Massachusetts Financial Services Company,
(born 10/01/53)                                                             Vice President (since April 2003); Brown
                                                                            Brothers Harriman & Co., Senior Vice
                                                                            President (November 2002 to April 2003);
                                                                            ING Groep N.V./Aeltus Investment
                                                                            Management, Senior Vice President (prior
                                                                            to November 2002)
----------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty              Assistant Treasurer      August 2000        Massachusetts Financial Services Company,
(born 09/18/63)                                                             Vice President (since August 2000); UAM
                                                                            Fund Services, Senior Vice President
                                                                            (prior to August 2000)
----------------------------------------------------------------------------------------------------------------------
Richard M. Hisey                Treasurer                July 2002          Massachusetts Financial Services Company,
(born 08/29/58)                                                             Senior Vice President (since July 2002);
                                                                            The Bank of New York, Senior Vice
                                                                            President (September 2000 to July 2002);
                                                                            Lexington Global Asset Managers, Inc.,
                                                                            Executive Vice President and Chief
                                                                            Financial Officer (prior to September
                                                                            2000); Lexington Funds, Treasurer (prior
                                                                            to September 2000)

----------------------------------------------------------------------------------------------------------------------
Ellen Moynihan                  Assistant Treasurer      April 1997         Massachusetts Financial Services Company,
(born 11/13/57)                                                             Vice President
----------------------------------------------------------------------------------------------------------------------
James O. Yost                   Assistant Treasurer      September 1990     Massachusetts Financial Services Company,
(born 06/12/60)                                                             Senior Vice President

------------
(1) Date first appointed to serve as officer of an MFS fund. Each officer has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").


Each of a Trust's officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and with certain affiliates of MFS. The address of each officer is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

SHARE OWNERSHIP
The following table shows as of August 1, 2003 (i) the dollar range of equity securities beneficially owned by each Trustee (a) of each Trust and (b), on an aggregate basis, in all MFS funds overseen by the Trustee and (ii) the number and percentage of shares of each Trust owned by each Trustee and by the Trustees and executive officers as a group.

The following dollar ranges apply:

    N.  None
    A.  $1 - $10,000
    B.  $10,001 - $50,000
    C.  $50,001 - $100,000
    D.  Over $100,000

                                                                                                                            PERCENT
                                                                       AGGREGATE DOLLAR                                     OF THE
                                                                        RANGE OF EQUITY    DOLLAR RANGE   SHARES OF THE   APPLICABLE
                                                                      SECURITIES IN ALL     OF EQUITY        TRUST          CLASS
                                                                      MFS FUNDS OVERSEEN  SECURITIES IN   BENEFICIALLY      OF THE
NAME OF TRUSTEE                       INDIVIDUAL TRUST NAME            BY THE TRUSTEE       THE TRUST        OWNED(1)         TRUST
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Jeffrey L. Shames           MFS Government Markets Income Trust                D                N              0
                            MFS Multimarket Income Trust                                        N              0
                            MFS Municipal Income Trust                                          N              0
                            MFS Special Value Trust                                             N              0

John W. Ballen              MFS Government Markets Income Trust                D                N              0
                            MFS Multimarket Income Trust                                        N              0
                            MFS Municipal Income Trust                                          N              0
                            MFS Special Value Trust                                             N              0

Kevin R. Parke              MFS Government Markets Income Trust                D                N              0
                            MFS Multimarket Income Trust                                        N              0
                            MFS Municipal Income Trust                                          N              0
                            MFS Special Value Trust                                             N              0

NON-INTERESTED TRUSTEES

Lawrence H. Cohn, M.D.      MFS Government Markets Income Trust                D                N              0
                            MFS Multimarket Income Trust                                        N              0
                            MFS Municipal Income Trust                                          N              0
                            MFS Special Value Trust                                             C          7,204.41       .104471%

William R. Gutow            MFS Government Markets Income Trust                D                N              0
                            MFS Multimarket Income Trust                                        N              0
                            MFS Municipal Income Trust                                          N              0
                            MFS Special Value Trust                                             N              0

J. Atwood Ives              MFS Government Markets Income Trust                D                N              0
                            MFS Multimarket Income Trust                                        A          1,000.00       .001109%
                            MFS Municipal Income Trust (Common
                            Shares)                                                             A          1,000.00       .002514%
                            MFS Municipal Income Trust (Preferred
                            Shares)                                                             D            40.00        .714285%
                            MFS Special Value Trust                                             N              0

Abby M. O'Neill             MFS Government Markets Income Trust                D                N              0
                            MFS Multimarket Income Trust                                        N              0
                            MFS Municipal Income Trust                                          N              0
                            MFS Special Value Trust                                             N              0

Lawrence T. Perera          MFS Government Markets Income Trust                D                A           250.00        .000396%
                            MFS Multimarket Income Trust                                        B          2,793.92       .003099%
                            MFS Municipal Income Trust (Common
                            Shares)                                                             A           250.00        .000628%
                            MFS Special Value Trust                                             N              0

William J. Poorvu           MFS Government Markets Income Trust                D                N              0
                            MFS Multimarket Income Trust                                        B          5,252.63       .005827%
                            MFS Municipal Income Trust (Common
                            Shares)                                                             B          3,438.43       .008646%
                            MFS Special Value Trust                                             N              0

J. Dale Sherratt            MFS Government Markets Income Trust                D                A           360.00        .000571%
                            MFS Multimarket Income Trust                                        N              0
                            MFS Municipal Income Trust                                          N              0
                            MFS Special Value Trust                                             D          12,585.02      .182496%

Elaine R. Smith             MFS Government Markets Income Trust                D                N              0
                            MFS Multimarket Income Trust                                        A           251.96        .000279%
                            MFS Municipal Income Trust (Common
                            Shares)                                                             A           159.27        .000400%
                            MFS Municipal Income Trust (Preferred
                            Shares)                                                             B            2.00         .035714%
                            MFS Special Value Trust                                             N              0

Ward Smith                  MFS Government Markets Income Trust                D                N              0
                            MFS Multimarket Income Trust                                        N              0
                            MFS Municipal Income Trust                                          N              0
                            MFS Special Value Trust                                             N              0

TOTAL HOLDINGS OF TRUSTEES  MFS Government Markets Income Trust               N/A              N/A
AND EXECUTIVE OFFICERS AS A MFS Multimarket Income Trust                      N/A              N/A
GROUP                       MFS Municipal Income Trust (Common                N/A              N/A          610.00        .000967%
                            Shares)                                           N/A              N/A         1,000.00       .010315%
                            MFS Municipal Income Trust (Preferred             N/A              N/A         4,847.70       .012188%
                            Shares)                                                                          42.00        .750000%
                            MFS Special Value Trust                                                        6,650.26       .286967%

------------
(1) All shares are held with sole voting and investment power except to the extent that such powers may be shared by a family member or a trustee of a family trust.


INTERESTS OF CERTAIN PERSONS
As of August 1, 2003, to the best knowledge of each Trust, the following shareholders beneficially owned 5% or more of the outstanding shares of the Trusts.

                                                                                                                      PERCENT OF
                                                                                                                      OUTSTANDING
                                                                                                     NUMBER OF         SHARES OF
                                                                                                    OUTSTANDING       NOTED CLASS
TRUST NAME                                  NAME AND ADDRESS OF SHAREHOLDER     CLASS OF SHARES     SHARES OWNED         OWNED
----------------------------------------------------------------------------------------------------------------------------------
MFS Government Markets Income Trust         Cede & Co. Fast                         Common         50,535,223.43        80.16%
                                            PO Box 20
                                            Bowling Green Station
                                            New York, NY 10274-0020

MFS Multimarket Income Trust                Cede & Co. Fast                         Common         71,847,436.11        79.70%
                                            PO Box 20
                                            Bowling Green Station
                                            New York, NY 10274-0020

MFS Municipal Income Trust                  Cede & Co. Fast                         Common         32,317,268.02        81.27%
                                            PO Box 20
                                            Bowling Green Station
                                            New York, NY 10274-0020

                                            Morgan Stanley & Co., Inc.             Preferred          1,079.00          19.26%
                                            One Pierrepont Plaza
                                            7th Floor
                                            Brooklyn, NY 11201

                                            Citigroup Global Markets, Inc.         Preferred          3,676.00          65.64%
                                            333 W. 34th Street
                                            New York, NY 10001

                                            UBS PaineWebber, Inc.                  Preferred           755.00           13.48%
                                            1000 Harbor Blvd.
                                            Weehawken, NJ 07087

MFS Special Value Trust                     Cede & Co. Fast                         Common          5,754,159.01        83.44%
                                            PO Box 20
                                            Bowling Green Station
                                            New York, NY 10274-0020

TRUSTEE COMPENSATION TABLE
The table below shows the cash compensation paid to the Trustees by each Trust for the fiscal year ended on the date noted.
Interested Trustees do not receive any compensation from a Trust for their services as Trustees. The table includes information for
Mr. Gibbons who retired at the end of 2002 in accordance with the mandatory retirement policy of each Trust..

                                                                                                                   TOTAL CASH
                                                                                                                  COMPENSATION
                                                                                             TRUSTEE FEES        FROM TRUST AND
NAME OF TRUSTEE                        INDIVIDUAL TRUST NAME                               FROM THE TRUST(1)    FUND COMPLEX(2)
-------------------------------------------------------------------------------------------------------------------------------
Lawrence W. Cohn, M.D.                 MFS Government Markets Income Trust                      $8,783              $148,006
                                       MFS Multimarket Income Trust                             $6,222              $148,006
                                       MFS Municipal Income Trust                               $3,556              $148,006
                                       MFS Special Value Trust                                  $4,893              $148,006

The Hon. Sir J. David                  MFS Government Markets Income Trust                      $8,875              $160,890
Gibbons, KBE                           MFS Multimarket Income Trust                             $6,274              $160,890
                                       MFS Municipal Income Trust                               $3,585              $160,890
                                       MFS Special Value Trust                                  $4,902              $160,890

William R. Gutow                       MFS Government Markets Income Trust                      $5,333              $148,006
                                       MFS Multimarket Income Trust                             $8,268              $148,006
                                       MFS Municipal Income Trust                               $5,162              $148,006
                                       MFS Special Value Trust                                  $  889              $148,006

J. Atwood Ives                         MFS Government Markets Income Trust                      $5,374              $164,031
                                       MFS Multimarket Income Trust                             $6,820              $164,031
                                       MFS Municipal Income Trust                               $6,291              $164,031
                                       MFS Special Value Trust                                  $  894              $164,031

Abby M. O'Neill                        MFS Government Markets Income Trust                      $8,634              $146,450
                                       MFS Multimarket Income Trust                             $5,989              $146,450
                                       MFS Municipal Income Trust                               $3,422              $146,450
                                       MFS Special Value Trust                                  $4,364              $146,450

Lawrence T. Perera                     MFS Government Markets Income Trust                      $5,333              $151,574
                                       MFS Multimarket Income Trust                             $8,814              $151,574
                                       MFS Municipal Income Trust                               $5,602              $151,574
                                       MFS Special Value Trust                                  $  889              $151,574

William J. Poorvu                      MFS Government Markets Income Trust                      $5,379              $161,463
                                       MFS Multimarket Income Trust                             $9,418              $161,463
                                       MFS Municipal Income Trust                               $6,074              $161,463
                                       MFS Special Value Trust                                  $  895              $161,463

J. Dale Sherratt                       MFS Government Markets Income Trust                      $9,288              $149,006
                                       MFS Multimarket Income Trust                             $6,228              $149,006
                                       MFS Municipal Income Trust                               $3,559              $149,006
                                       MFS Special Value Trust                                  $5,394              $149,006

Elaine R. Smith                        MFS Government Markets Income Trust                      $5,388              $152,574
                                       MFS Multimarket Income Trust                             $6,501              $152,574
                                       MFS Municipal Income Trust                               $5,605              $152,574
                                       MFS Special Value Trust                                  $  890              $152,574

Ward Smith                             MFS Government Markets Income Trust                      $9,395              $165,334
                                       MFS Multimarket Income Trust                             $6,300              $165,334
                                       MFS Municipal Income Trust                               $3,599              $165,334
                                       MFS Special Value Trust                                  $5,410              $165,334
------------
(1) Information provided for the MFS Government Markets Income Trust is for the fiscal year ended November 30, 2002. Information provided for the MFS Multimarket Income Trust, MFS Municipal Income Trust, and MFS Special Value Trust is for the fiscal year ended October 31, 2002.
(2) For calendar year 2002. Trustees receiving compensation from each Trust served as Trustee of 112 funds within the MFS Fund complex (having aggregate net assets at December 31, 2002 of approximately $74.3 billion).

Prior to December 31, 2001, each Trust had a retirement plan for non- interested Trustees and Trustees who were not officers of the
Trust. Effective December 31, 2001, each Trust's retirement plan terminated, except with respect to those Trustees who retired on or before that date. The remaining Trustees who were previously covered under the retirement plan had their accrued benefits under the plan "rolled-over" into a deferred compensation arrangement along with other compensation to account for future benefits they would have received under the retirement plan if it had continued for such Trustees.

COMMITTEES
Each Trust's Board of Trustees meets regularly throughout the year to discuss matters and take certain actions relating to the
Trust. Each Trust's Board has several standing committees, which are described below.

                                   NUMBER OF
                                MEETINGS IN LAST
NAME OF COMMITTEE                 FISCAL YEAR                      FUNCTIONS                           MEMBERS(1)
----------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE                           7         Provides oversight with respect to the accounting  Gutow, Ives, Poorvu,
                                                    and auditing procedures of the Trust and, among    Sherratt and W. Smith
                                                    other things, considers the selection of the
                                                    independent accountants for the Trust and the
                                                    scope of the audit, and considers the effect on
                                                    the independence of those accountants of any non-
                                                    audit services such accountants provide to the
                                                    Trust and any audit or non-audit services such
                                                    accountants provide to other MFS Funds, MFS and/
                                                    or certain affiliates.

NOMINATING COMMITTEE                      0         Recommends qualified candidates to the Board in    All non-interested Trustees
                                                    the event that a position is vacated or created.   of the Board (Cohn, Gutow,
                                                    The Nominating Committee would consider            Ives, O'Neill, Perera,
                                                    recommendations by shareholders if a vacancy were  Poorvu, Sherratt, E. Smith
                                                    to exist. Shareholders wishing to recommend        and W. Smith)
                                                    Trustee candidates for consideration by the
                                                    Nominating Committee may do so by writing the
                                                    Trust's Secretary. Such suggestions must be
                                                    accompanied by complete biographical and
                                                    occupational data on the prospective nominee,
                                                    along with a written consent of the prospective
                                                    nominee to consideration of his or her name by
                                                    the Committee.

COMPENSATION COMMITTEE                    0         Administers and approves all elements of           All non-interested Trustees
                                                    compensation for the Trustees who are not          of the Board (Cohn, Gutow,
                                                    "interested persons" of the Trust as defined in    Ives, O'Neill, Perera,
                                                    the 1940 Act or affiliated with the Trust's        Poorvu, Sherratt, E. Smith
                                                    investment adviser.                                and W. Smith)

CONTRACTS REVIEW COMMITTEE                1         Requests, reviews and considers the information    All non-interested Trustees
                                                    deemed reasonably necessary to evaluate the terms  of the Board (Cohn, Gutow,
                                                    of the investment advisory agreement that the      Ives, O'Neill, Perera,
                                                    Trust proposes to renew or continue, and makes     Poorvu, Sherratt, E. Smith
                                                    its recommendations to the full Board of Trustees  and W. Smith)
                                                    on these matters.

GOVERNANCE COMMITTEE                      0         Reviews and articulates the governance structure   Cohn, Ives, Poorvu, Shames*,
                                                    of the Board of Trustees. The Committee advises    Sherratt and W. Smith)
                                                    and makes recommendations to the Board on matters
                                                    concerning directorship practices and the
                                                    functions and duties of the committees of the
                                                    Board.

PORTFOLIO TRADING AND MARKETING           6         Reviews process and procedures, internal controls  Cohn, Perera, O'Neill and
REVIEW COMMITTEE                                    and compliance monitoring relating to (i)          E. Smith
                                                    portfolio trading, best execution and brokerage
                                                    costs and trade allocations, (ii) the production
                                                    and use of sales and marketing materials in
                                                    various forms of media and (iii) the Trust's
                                                    investment policies and practices.

PRICING COMMITTEE                         0         Reviews procedures for the valuation of            Ballen*, Parke*, Poorvu,
                                                    securities and periodically reviews information    Shames*, E. Smith and
                                                    from MFS regarding fair value and liquidity        W. Smith
                                                    determinations made pursuant to the board-
                                                    approved procedures, and makes related
                                                    recommendations to the full Board and, if
                                                    requested by MFS, assists MFS's internal
                                                    valuation committee and/or the full Board in
                                                    resolving particular valuation matters.

------------
(1) Information about each committee member is set forth above on pages 3 and 4.
  * "Interested person" of MFS within the meaning of the 1940 Act.

Each Trust held 10 Board meetings during the Trust's 2002 fiscal year. Each Trustee attended at least 75% of the Board and applicable committee meetings noted for each Trust.

Each Trust's Board has adopted a written charter for the Audit Committee that was previously included as an appendix to each Trust's proxy statement as required by applicable rules. The charter most recently was included in each Trust's 2001 proxy statement.

Each Trust's Audit Committee consists only of Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who are independent of the Trust as defined by New York Stock Exchange Listing Standards. Each Trust's Audit Committee's report on the Trust's most recent audited financials is included in Item 2 above.

Each Trust's Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

INVESTMENT ADVISER AND ADMINISTRATOR
Each Trust engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a majority-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., 500 Boylston Street, Boston Massachusetts 02116, which is in turn a majority-owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One SunLife Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., is a wholly-owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, 14th Floor, Toronto, Canada MSH 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc., at the same address.

MANNER OF VOTING PROXIES
All proxies received by the management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the election of Messrs. Ballen, Poorvu, Sherratt and Smith as Trustees of the Trust (if still available for election) and ratification FOR the selection of the applicable Auditor as independent public accountants.

All proxies voted, including proxies that reflect (i) broker non-votes (if a broker has voted on any item before the meeting), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted toward establishing a quorum. A majority of a Trust's outstanding shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. With respect to the election of Trustees and the ratification of public accountants, neither withholding authority to vote nor abstentions nor broker non-votes have any effect on the outcome of the voting on either item.

Each Trust will reimburse the record holders of its shares for their expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

Each Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is each Trust's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF PROPOSALS
Proposals of shareholders which are intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Trust on or prior to April 20, 2004.

SECTION 16(a) -- BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires Trustees, directors and certain officers of each Trust and MFS, and persons who own more than ten percent of a Trust's shares, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Such persons are required by SEC regulation to furnish each Trust with copies of all Section 16(a) forms they file in relation to that Trust.

Based solely on a review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to each Trust with respect to its most recent fiscal year, or written representations that no Forms 5 were required, each Trust believes that during its 2002 fiscal year, all Section 16(a) filing requirements applicable to Trustees, directors and certain officers of the Trust and MFS and greater than ten percent beneficial owners were complied with except as follows. Each Trust believes that MFS personnel failed to make Form 3 (Initial Statement of Beneficial Ownership) filings for the following persons on a timely basis: James C. Baillie (MFS Director); James R. Bordewick, Jr. (Assistant Secretary of the Trusts); Ellen Moynihan (Assistant Treasurer of the Trusts); Donald M. Mykrantz (Senior Vice President of MFS); C. James Prieur (MFS Director); Richard D. Schmalensee (MFS Director); Robin A. Stelmach (Senior Vice President of MFS); William W. Stinson (MFS Director); and James O. Yost (Assistant Treasurer of the Trusts). In addition, MFS Special Value Trust believes that John F. Addeo (Vice President of MFS) did not file Form 3 (Initial Statement of Beneficial Ownership) on a timely basis; MFS Government Markets Income Trust believes that Matthew W. Ryan (Vice President of MFS) did not file Form 3 (Initial Statement of Beneficial Ownership) on a timely basis. In no case did any of these persons own shares of any Trust, and none of the late filings noted involved a failure to report current trading in any Trust's shares.

ADDITIONAL INFORMATION
The expense of the preparation, printing and mailing of the enclosed form of proxy, this Notice and Proxy Statement, and any tabulation costs, will be borne ratably by the Trusts.


              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY


August 18, 2003                         MFS(R) GOVERNMENT MARKETS INCOME TRUST
                                               MFS(R) MULTIMARKET INCOME TRUST
                                                 MFS(R) MUNICIPAL INCOME TRUST
                                                    MFS(R) SPECIAL VALUE TRUST

                              MFS(R) GOVERNMENT
                             MARKETS INCOME TRUST

                              MFS(R) MULTIMARKET
                                 INCOME TRUST

                               MFS(R) MUNICIPAL
                                 INCOME TRUST

                          MFS(R) SPECIAL VALUE TRUST
               500 Boylston Street, Boston, Massachusetts 02116

                                                            MFS-CE1-PRX-8/03
                                                                        130M

                    MFS(R) GOVERNMENT MARKETS INCOME TRUST

                       MFS(R) MULTIMARKET INCOME TRUST

                               MFS(R) MUNICIPAL
                                 INCOME TRUST

                          MFS(R) SPECIAL VALUE TRUST
                             500 Boylston Street
                         Boston, Massachusetts 02116

--------------------------------------------------------------------------------
                               Proxy Statement

                         For the 2003 Annual Meetings
                        of Shareholders to be held on
                               October 7, 2003
--------------------------------------------------------------------------------

           [Logo] M F S(R)
        INVESTMENT MANAGEMENT
P.O. BOX 9132, HINGHAM, MA 02043-9132

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST

                                            PROXY FOR A MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE                             TO BE HELD ON OCTOBER 7, 2003

The undersigned hereby appoints James R. Bordewick, Jr., Stephen E. Cavan, Richard M. Hisey, John W. Ballen, Kevin R. Parke and Jeffrey L. Shames and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Tuesday, October 7, 2003 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

                                             THIS PROXY CARD IS VALID ONLY WHEN
                                                     SIGNED AND DATED.

                                             Date ______________________________

                                             Signature (PLEASE SIGN WITHIN BOX)

                                             ----------------------------------



                                             ----------------------------------

                                             NOTE: Please sign exactly as name
                                             appears on this card. All joint
                                             owners should sign. When signing
                                             as executor, administrator,
                                             attorney, trustee or guardian or
                                             as custodian for a minor, please
                                             give full title as such. If a
                                             corporation, please sign in full
                                             corporate name and indicate the
                                             signers office. If a partnership,
                                             sign in the partnership name.

                                                            MFS-MGF/MFM/MMT/MFV

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

                                                       FOR all        WITHHOLD
                                                      nominees      authority to
                                                   listed (except     to vote
                                                    as marked to      for all
YOUR TRUSTEES RECOMMEND THAT YOU VOTE              the contrary       nominees
  FOR ALL ITEMS.                                      at left)
                                                        [ ]             [ ]

ITEM 1.  To elect a Board of Trustees.
         NOMINEES: (01) John W. Ballen,
         (02) William J. Poorvu,
         (03) J. Dale Sherratt, (04) Ward Smith

-------------------------------------------------------------------------------

  INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided above.

                                                   FOR      AGAINST     ABSTAIN
ITEM 2. To ratify the selection of independent     [ ]        [ ]         [ ]
        public accountants for the current
        fiscal year.





               PLEASE SIGN AND DATE ON THE REVERSE SIDE.     MFS-MGF/MFM/MMT/MFV